Dividends	12 Months Ended
Dec. 31, 2025
Dividend [Abstract]
Dividends
34.
Dividends

For the years ended December 31, 2024 and 2025, dividends amounting to RMB1,508 million and RMB1,974 million was declared and paid to the Company's shareholders.

On March 17, 2026, for the fiscal year of 2025, the Company’s board of directors declared a cash dividend of US$0.12 per ordinary share, or US$0.24 per ADS, to holders of record of ordinary shares and ADSs as of the close of business on April 2, 2026. The aggregate amount of cash dividends to be paid will be approximately US$368 million and is expected to be paid on or around April 20, 2026 and on or around April 23, 2026 for holders of ordinary shares and holders of ADSs, respectively. This proposed dividend is not reflected as dividend payable in the consolidated financial statements.